UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 23, 2005


                           NETWORTH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    0-27842                 54-1778587
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


         6499 NW 9th Avenue, Suite 304, Fort Lauderdale, Florida 33309
               (Address of Principal Executive Office) (Zip Code)


                                 (954) 670-2300
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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  Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

  (a) Dismissal of Previously Engaged Public Accounting Firm

      On August 23, 2005, Webb & Co., P.A. (Webb & Co.") was dismissed as the independent registered public accounting firm for NetWorth Technologies, Inc. (the "Company"), effective immediately.

      The report issued by Webb & Co. in connection with the Company's financial statements for its most recent fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except the report of the financial statements for the Company for the year ended December 31, 2004 contained a paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern.

      During the Company's most recent fiscal year ended December 31, 2004 and the later interim period preceding the dismissal of Webb & Co. on August 23, 2005, there have been no disagreements with Webb & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B), if not resolved to the satisfaction of Webb & Co., would have caused Webb & Co. to make a reference to the subject matter of such disagreement in connection with its reports, and there occurred no events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

      A copy of Webb & Co.'s letter to the Securities and Exchange Commission confirming that the client-auditor relationship between the Company and Webb & Co. has ceased is attached to this report as Exhibit 16.1. Webb & Co. has refused to provide a statement that it does not have any disagreement regarding the matter in Item 304(a)(1)(iv)(B) of Regulation S-B until it receives payment of its past due invoices to the Company of that it estimates to be $11,000.

  (b) Engagement of New Independent Public Accounting Firm

      On August 23, 2005, the Company's Audit Committee approved the engagement of Wheeler Herman Hopkins & Lager, P.A. ("Wheeler") as the Company's independent registered public accounting firm effective for the fiscal quarter ended June 30, 2005.

      During the Company's two most recent fiscal years ended September 30, 2003, and December 31, 2004, and the later interim period through the date of the Company's engagement with Wheeler on August 23, 2005, neither the Company nor anyone on its behalf consulted with Wheeler regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            NETWORTH TECHNOLOGIES, INC.


Dated:  August 29, 2005                     By:  /s/ Anthony Joffe
                                                 ------------------------------
                                                 Anthony Joffe
                                                 President





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                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
16.1              Letter dated August 24, 2005 from Webb & Co., P.A. regarding this 8K.